                                                                  Exhibit 10.58


                                 PROMISSORY NOTE

                                                                  April 17, 1997

         FOR VALUE RECEIVED, MEGO MORTGAGE CORPORATION, a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the "LENDER"), or any subsequent holder of this Promissory Note (this "NOTE"): (a) the principal amount of ELEVEN MILLION DOLLARS ($11,000,000.00), or if less the outstanding principal amount of all Advances (as hereinafter defined), and (b) interest at the applicable Interest Rate (as defined below) from the date hereof on the unpaid principal amount of such Advances from time to time outstanding. All such payment obligations (whether in respect of principal, interest or other payment obligations of the Borrower hereunder or under the Pledge Agreement (as defined below)) shall be made in lawful money of the United States of America and immediately available funds, on the dates and in the amounts specified in, or determined in accordance with, this Note and the Pledge and Security Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Pledge Agreement or the Repurchase Agreement (as defined in the Pledge Agreement), as applicable, including by way of reference to other documents.

         The holder of this Note is authorized to record the date and amount of each Advance, the interest rate on each such Advance, and the date and amount of each payment and repayment of principal thereof, on the schedule annexed hereto and forming a part hereof. Any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Pledge Agreement. The Note holder shall also evidence Advances by preparing a confirmation (a "CONFIRMATION OF Advance"), which Confirmation of Advance shall be delivered to the Borrower, that lists the amount of the Advance, the Funding Date (as defined below) of the Advance, the Maturity Date (as defined below) of the Advance, the Collateral (as defined below) to be delivered by Borrower for such Advance, and the Current Market Value of the Collateral.

         This Note is secured by the securities and other assets and interests in property identified as collateral (the "COLLATERAL") in a Confirmation of Advance and pledged to the Lender pursuant to the Pledge Agreement.

                                   ARTICLE II
                                    ADVANCES

         A. Subject to the terms and conditions of this Note and the Pledge Agreement, the Lender shall at the request of the Borrower lend to the Borrower, from time to time, an aggregate maximum principal amount outstanding at any time of $11,000,000.00 (the "MAXIMUM COMMITMENT"), to be made in one or more advances (each, an "ADVANCE" and, collectively, "ADVANCES"; all such Advances, the "LOAN"); provided, however, that the Maximum Commitment shall be reduced by the aggregate Purchase Price (as defined in the

Repurchase Agreement) of all Purchased Securities (as defined in the Repurchase Agreement) held by Greenwich Capital Markets, Inc. on any date of determination (the Maximum Commitment, as so reduced, the "COMMITMENT AMOUNT"). Each Advance shall be made on a date (any such date, a "BUSINESS DAY") other than a Saturday, Sunday or other day on which banking institutions in New York, New York, Atlanta, Georgia or Greenwich, Connecticut are authorized or required by law or executive order to be closed or on which the New York Stock Exchange is closed prior to the Final Maturity Date (as defined below) (each such date on which an Advance is made, a "FUNDING DATE"); provided that the following conditions precedent shall have been satisfied:

                  (i)   the representations and warranties of the Borrower in
         Article VIII of the Pledge Agreement shall be true and correct on and as of such Funding Date as if made on and as of such date; and

                  (ii) no Event of Default of Borrower (or event which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default of Borrower) shall have occurred and be continuing or would exist after the making of the Advance on such Funding Date; and

                  (iii) all conditions precedent contained in Article X of the Pledge Agreement shall have been satisfied; and

                  (iv)  the Lender shall have received:

                       (x) a timely Notice of Borrowing as provided in Paragraph B of this Article II; and

                       (y) in connection with the first Advance, a fully executed original copy of the Pledge Agreement and all other Loan Documents and evidence of the filing of UCC-1 financing statements satisfactory to the Lender; and

                  (v) after the making of such Advance, the outstanding principal amount of the aggregate of all Advances will not exceed the Commitment Amount and will not result in the aggregate Current Market Value of the Collateral being less than the Collateral Requirement.

         B. If the Borrower wishes to receive an Advance, then the Borrower shall give the Lender notice (a "NOTICE OF BORROWING") by no later than 2:00 p.m. two (2) Business Days prior to a Funding Date of its request for an Advance, specifying the amount of the Advance to be advanced on such Funding Date and the Maturity Date for such Advance. Each Advance shall mature on the related maturity date specified for such Advance as requested by the Borrower and as agreed to by the Lender at the time of the making of a request for an Advance (the "MATURITY DATE"); provided that the Maturity Date shall, for any Advance, be no later than the date which is 365 days after the date on which the initial Advance is made hereunder (the "FINAL MATURITY DATE"). Each Advance shall bear interest from the related Funding Date to but excluding the Maturity Date at a rate per annum equal to LIBOR plus 3.50% and thereafter as provided in Paragraph C of this Article II (the "INTEREST RATE"). "LIBOR" shall mean the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR and, if such rate shall not be so quoted, the rate per annum at which deposits in U.S. dollars for a period of one month are offered by Morgan Guaranty Trust Company of New York (or such other prime bank in the London interbank market as the Lender shall designate) to prime banks in the London interbank market at approximately 11:00 a.m. (London Time) on the first Business Day of the calendar month in which the related Funding Date is to occur (for purposes of determining LIBOR only, a "BUSINESS DAY" shall mean a any day on which dealings between banks may be carried on in the London interbank market). Interest shall be calculated on the basis of a 360-day year comprised of twelve 30-day months.


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         C. Interest accrued on each Advance is payable monthly in arrears on the first Business Day of each calendar month, commencing on the first Business Day of the calendar month immediately following the Funding Date related to such Advance. If interest shall be payable hereunder on a day other than a Business Day, the date for such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal and interest thereon shall be payable at the then applicable rate during such extension.

         D. If at any time the then outstanding Collateral Requirement exceeds the Current Market Value of all Collateral, the Borrower shall no later than one
(1) Business Day after receipt of notice of such excess, either immediately prepay such Advances (together with interest thereon) in part or in whole, or pledge Additional Collateral (as defined in the Pledge Agreement) to the Lender, such that, after the pledge of such Additional Collateral, the Collateral Requirement does not exceed the Current Market Value of all Collateral.

                                   ARTICLE III
                               GENERAL CONDITIONS

         A. METHOD OF PAYMENT. All payments under this Note are payable at the offices of the Lender at 600 Steamboat Road, Greenwich, CT 06830, or at such other locations as the Lender shall notify the Borrower in writing. Payments on this Note shall be made by wire transfer of immediately available funds to an account designated by the Lender to the Borrower in writing.

         B. APPLICATION OF PAYMENTS RECEIVED. Except as otherwise provided in this Note, all payments received by the Lender on this Note shall be applied by the Lender as follows:

            FIRST, to the payment of delinquency charges, if any, plus expenses (as described in more detail in the Pledge Agreement);

            SECOND, to accrued and unpaid interest then due and owing; and

            THIRD, to the reduction of principal of this Note.

         C. PREPAYMENT. Subject to the provisions of Paragraph D of Article II hereof, the Borrower may prepay this Note in whole or in part at any time without penalty.

         D. DELINQUENCY CHARGES. If the Borrower fails to: (a) pay any amount of principal and/or interest on this Note for three (3) Business Days after such payment becomes due, whether as a result of acceleration or otherwise; or (b) repay any Advance on its related Maturity Date; then, the Borrower shall pay a delinquency charge, in the case of (a) above, on such outstanding amount or, in the case of (b) above, on all Advances, equal to four percent (4%) per annum in excess of the Interest Rate (except as hereafter provided in Section G of this Article III), computed from the date such payment is due to the date of receipt of such payment by the Lender in good funds; provided, however, that if any such delinquency charge is in excess of the amount permitted to be charged to the Borrower under applicable federal or state law the Lender shall be entitled to collect a delinquency charge at the highest rate permitted by such law. Until any and all such delinquency charges are paid in full, the amount thereof shall be secured by the Collateral and by any other collateral held by the Lender to secure such indebtedness. Subject to Paragraph G of this Article III, the Borrower agrees that any such delinquency charges shall not be deemed to be additional interest or a penalty, but shall be deemed to be liquidated damages because of the difficulty in computing the actual amount of damages in advance.


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         E. ASSIGNMENT; NO WAIVER BY THE LENDER. The Borrower shall not assign or otherwise transfer this Note or any interest herein without the Lender's prior written consent, which consent may be given or withheld in the sole discretion of the Lender. No failure on the part of the Lender to exercise any right or remedy hereunder, whether before or after the occurrence of an Event of Default of Borrower, shall constitute a waiver thereof, and no waiver of any past default shall constitute a waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgence granted from time to time, shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose delinquency charges retroactively or prospectively, or be deemed a waiver of the Lender's right of acceleration or a waiver of any other right, or shall be construed so as to preclude the exercise of any right which the Lender may have, whether by law, by agreement or otherwise; and the Borrower and each endorser or guarantor hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. The terms and provisions of this Note may not be amended orally, but only by an agreement in writing signed by the parties hereto.

         F. WAIVER BY BORROWER. To the extent permitted by applicable law, the Borrower and all others who may become liable for the payment of all or any part of this Note hereby waive presentment, protest, demand and diligence, and waive and renounce all rights to the benefits of any statute of limitations and any moratorium, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, both as to itself personally and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modification hereof.

         G. COMPLIANCE WITH USURY LAWS. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between the Borrower and the Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Lender or collected by the Lender for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any of the other Loan Documents exceed the maximum amount permissible under applicable federal or state usury laws. If the performance of any provision hereof or of any of the other Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit or validity prescribed by law, then the performance shall be reduced to the limit of such validity; and if under any circumstances the Lender shall receive an amount deemed interest by applicable law which would exceed the highest lawful rate, any portion of such amount that would constitute excessive interest under applicable usury laws shall be applied to the reduction of the unpaid principal balance hereof or to other amounts secured by the Collateral or the other Loan Documents and not to the payment of interest, or, if such excessive interest exceeds the unpaid principal balance hereof and such other amounts, the excess shall be deemed to have been a payment made by mistake and shall be refunded to the Borrower or to any other Person making such payment on the Borrower's behalf. All sums paid or agreed to be paid to the Lender for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby and outstanding from time to time shall, to the extent permitted by applicable law and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Note so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof. The terms and provisions of this Section shall control and supersede every other provision of all agreements between the Borrower, any other Person who may become liable for the payment of all or any part of this Note and the Lender.



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


         H. DUE DILIGENCE. In addition to any rights of the Lender under the Pledge Agreement, the Borrower agrees to provide the Lender with the opportunity to conduct continuing due diligence throughout the term of this Note and the Pledge Agreement of the Borrower and its subsidiaries and affiliates, and their respective directors, officers and employees. If the Lender at any time discovers any new or previously existing but undiscovered event or condition which in the Lender's sole discretion materially and adversely affects; (a) the condition (financial or otherwise) of the Borrower or any of its subsidiaries; or (b) the ability of the Borrower or any of its subsidiaries to fulfill its obligations hereunder or under any Loan Document, the Lender will have no further obligation to make any additional Advances.

         I. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, AND AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY HERETO WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT. IN THE EVENT ANY SUCH LITIGATION IS COMMENCED, EACH OF THE PARTIES HERETO AGREES THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER SUCH PERSON OBTAINED, BY MAILING A COPY OF THE SUMMONS, COMPLAINT AND/OR OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION TO SUCH PERSON.

         J. ENFORCEMENT. Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to
Section 3213 of the New York Civil Practice Law and Rules.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed as of the date first above written.

                                              MEGO MORTGAGE CORPORATION


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:



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


                           SCHEDULE TO PROMISSORY NOTE

                              Schedule of Advances
                              --------------------

                                                        Amount of              Total
                               Amount of Advance        Principal            Principal
           Date                -----------------         Repaid              Outstanding
           ----                                          ------              -----------

        ----------                ----------           ----------            ----------

        ----------                ----------           ----------            ----------

        ----------                ----------           ----------            ----------

        ----------                ----------           ----------            ----------

        ----------                ----------           ----------            ----------

        ----------                ----------           ----------            ----------

        ----------                ----------           ----------            ----------

        ----------                ----------           ----------            ----------

        ----------                ----------           ----------            ----------

        ----------                ----------           ----------            ----------



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

                                      NOTE

                                ENDORSEMENT NO. 1

                                                                   June 13, 1996

         Mego Mortgage Corporation (the "BORROWER") hereby agrees with Greenwich Capital Inc. (the "LENDER") that the Promissory Note of the Borrower in favor of the Lender, dated April 17, 1997 (the "NOTE"), in the maximum principal amount of $11,000,000, to which this Note Endorsement No. 1 is attached, is hereby amended to increase the maximum principal amount of the Note to $13,000,000.

         Such Note, with no further action on the part of the Lender or the Borrower, shall be deemed to be amended as of June 13, 1997, to increase the maximum principal amount of the Note to $13,000,000.

         This Note Endorsement No. 1 is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Note Endorsement No.1 to the Note.

Borrower:                            MEGO MORTGAGE CORPORATION

                                     By:

                                        ---------------------------------------
                                     Name:

                                     Title:

Lender:                              GREENWICH CAPITAL FINANCIAL
                                     PRODUCTS, INC.

                                     By:

                                        ---------------------------------------
                                     Name:

                                     Title:

                                      NOTE
                                ENDORSEMENT NO. 2

                                                                   June 20, 1996

         Mego Mortgage Corporation (the "BORROWER") hereby agrees with Greenwich Capital Inc. (the "LENDER") that the Promissory Note of the Borrower in favor of the Lender, dated April 17, 1997 (the "NOTE"), in the maximum principal amount of $11,000,000, as amended by Endorsement No. 1, dated June 13, 1997, to which this Note Endorsement No. 2 is attached, is hereby amended to increase the maximum principal amount of the Note to $15,000,000.

         Such Note, with no further action on the part of the Lender or the Borrower, shall be deemed to be amended as of June 20, 1997, to increase the maximum principal amount of the Note to $15,000,000.

         This Note Endorsement No. 2 is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Note Endorsement No.2 to the Note.

Borrower:                            MEGO MORTGAGE CORPORATION

                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

Lender:                              GREENWICH CAPITAL FINANCIAL
                                     PRODUCTS, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                      NOTE
                                ENDORSEMENT NO. 3

                                                                   July 15, 1997

         Mego Mortgage Corporation (the "BORROWER") hereby agrees with Greenwich Capital Inc. (the "LENDER") that the Promissory Note of the Borrower in favor of the Lender, dated April 17, 1997 (the "NOTE"), in the maximum principal amount of $11,000,000, as amended by Endorsement No. 1, dated June 13, 1997, as further amended by Endorsement No. 2, dated June 20, 1997, to which this Note Endorsement No. 3 is attached, is hereby amended to increase the maximum principal amount of the Note to $25,000,000.

         Such Note, with no further action on the part of the Lender or the Borrower, shall be deemed to be amended as of July 15, 1997, to increase the maximum principal amount of the Note to $25,000,000.

         This Note Endorsement No. 3 is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Note Endorsement No.3 to the Note.

Borrower:                            MEGO MORTGAGE CORPORATION



                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

Lender:                              GREENWICH CAPITAL FINANCIAL
                                     PRODUCTS, INC.



                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title: